                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:                     January 7, 1999
                                    ---------------

Date of Earliest
 Event Reported:                    January 4, 1999
                                    ---------------

                           COOPER LIFE SCIENCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 0-13649            94-2563513
----------------------------     -----------      ------------------
(State or other jurisdiction     (Commission       (I.R.S. Employer
    of incorporation)            File Number)     Identification No.)

         160 Broadway, New York, New York              10038
---------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (212)791-5362
                                                    -------------

                                 Not Applicable
-----------------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 2.  Acquisition of The Berkshire Bank

         On January 4, 1999, Cooper Life Sciences, Inc., a Delaware corporation ("CLS"), through its wholly owned subsidiary, Greater American Finance Group, Inc. ("GAFG"), purchased 2,396,600 shares, or approximately 99%, of the outstanding shares of Common Stock (the "Shares") of The Berkshire Bank, a privately-owned New York State chartered commercial bank (the "Bank"). The Shares were acquired for a purchase price of $10.50 per share, net to the seller in cash, upon the terms and conditions set forth in an Offer to Purchase dated August 6, 1998, and in the related Letter of Transmittal (collectively, the "Offer"). The total amount of funds required by GAFG to purchase the Shares was approximately $25.2 million. Such funds were obtained by GAFG from CLS' cash on hand. The purchase of the Shares pursuant to the Offer was subject to receipt of the approval of the New York State Banking Board and the approval of the Federal Reserve Board. Said approvals have been received by CLS and GAFG.

         As of the date of the Offer, Mr. Moses Marx was the beneficial owner of approximately 56% of the issued and outstanding Common Stock of CLS, and was a member of CLS' Board of Directors. As of said date, Mr. Marx was also the beneficial owner of 208,000 of the outstanding Shares (approximately 8.97%) of the Bank, and was a member of its Board of Directors. Mr. Marx has tendered all of the Shares that were owned by him.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a. Financial statements of The Berkshire Bank for the two years ended December 31, 1997 and the nine month periods ended September 30, 1998 and 1997.

         b.  Proforma financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    COOPER LIFE SCIENCES, INC.
                                                    --------------------------
                                                            (Registrant)

Date: January 7, 1999                            By: /s/ Steven Rosenberg
      -----------------                              ---------------------
                                                     Steven Rosenberg
                                                     Vice President and Chief
                                                     Financial Officer

                                   THE BERKSHIRE BANK

                                      Balance Sheet
                       (Dollars in thousands, except per share amounts)


                                                                 September 30,                 December 31,
                                                                     1998                1997                1996
                                                            -------------------------------------------------------
     ASSETS
Cash and due from banks                                             $     728         $   2,737          $   1,217
Interest bearing deposits with banks                                      397            12,322              1,986
Federal funds sold                                                      6,650            20,200             15,800
Investment securities
  Available-for-sale                                                   36,037            21,719             17,051
  Held-to-maturity (fair value of $14,710 in 1998,
   $19,093 in 1997 and $19,871 in 1996)                                14,748            19,183             19,941

Loans, net of allowance for loan losses of $803 in
 1998, $741 in 1997 and $658 in 1996                                   38,994            36,338             26,836
Loans held for sale                                                        --                --                200
Accrued interest receivable                                               754               763                686
Premises and equipment, net of accumulated
 depreciation of $45 in 1998, $557 in 1997
 and $506 in 1996                                                         275               154                177

Other assets                                                              576               192                 66
                                                                    ---------         ---------          ---------
Total assets                                                        $  99,159         $ 113,608          $  83,960
                                                                    =========         =========          =========

     LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits

  Non-interest bearing                                              $   9,160         $  19,104          $   7,394
  Interest bearing                                                     77,072            84,391             67,658
Securities sold under agreements to repurchase                          1,500                --                 --
Accrued interest payable                                                  314               333                342
Deferred income                                                           199                --                 --
Accrued expenses and accounts payable                                     830               828                586
                                                                    ---------         ---------          ---------
Total liabilities                                                      89,075           104,656             75,980
                                                                    ---------         ---------          ---------

Commitments and contingent liabilities

     SHAREHOLDERS' EQUITY

Common stock ($1.50 par value, 4,000,000 shares
 authorized, 2,317,600 shares issued and
 outstanding in 1998 and 1997 and 2,292,600 shares                      3,476             3,476              3,439
 issued and outstanding in 1996
Additional paid-in capital                                             12,359            12,359             12,272
Accumulated deficit                                                    (5,751)           (6,859)            (7,571)
Net unrealized (losses) on available-for-sale                              --               (24)              (160)
 securities                                                         ---------         ---------          ---------

Total shareholders' equity                                             10,084             8,952              7,980
                                                                    ---------         ---------          ---------

Total liabilities and shareholders' equity                          $  99,159         $ 113,608          $  83,960
                                                                    =========         =========          =========


                               THE BERKSHIRE BANK

                               Statement of Income
                             (Dollars in Thousands)

                                                      For The Nine Months                  For The Years
                                                      Ended September 30,               Ended December 31,
                                                     1998              1997             1997          1996
                                            -----------------------------------------------------------------
Interest Income
 Loans                                               $ 2,499          $ 2,175         $ 3,012        $ 2,142
 Investment securities                                 2,149            1,733           2,298          2,109
 Federal funds sold                                      751              678             984            555
 Interest bearing deposits with banks                     51              104             156             43
                                                     -------          -------         -------        -------
Total interest income                                  5,450            4,690           6,450          4,849
                                                     -------          -------         -------        -------

Interest Expense

 Deposits                                              2,748            2,398           3,269          2,409
 Securities sold under agreements
  to repurchase                                           23                9               9             16
                                                     -------          -------         -------        -------
Total interest expense                                 2,771            2,407           3,278          2,425
                                                     -------          -------         -------        -------

Net interest income                                    2,679            2,283           3,172          2,424
 Provision for loan losses                                45               45              60             70
                                                     -------          -------         -------        -------
Net interest income after provision for
 loan losses                                           2,634            2,238           3,112          2,354
                                                     -------          -------         -------        -------

Other Income (Loss)

 Investment securities gains (losses)                     (7)              11              25             10
 Other                                                   278              244             318            325
                                                     -------          -------         -------        -------
Total other income                                       271              255             343            335
                                                     -------          -------         -------        -------

Other Expense

 Employee compensation and benefits                    1,196            1,121           1,577          1,561
 Expense of premises and equipment                       280              302             453            437
 Other                                                   667              564             713            565
                                                     -------          -------         -------        -------
Total other expense                                    2,143            1,987           2,743          2,563
                                                     -------          -------         -------        -------

Income before income taxes                               762              506             712            126
(Benefit) provision for income taxes                    (322)              50              --             --
                                                     -------          -------         -------        -------
Net Income                                           $ 1,084          $   456         $   712        $   126
                                                     =======          =======         =======        =======

                    PRO FORMA CONDENSED COMBINED CONSOLIDATED
                              FINANCIAL INFORMATION
                                   (Unaudited)

         The following statements set forth certain selected condensed financial information for CLS and the Bank on an unaudited pro forma combined basis giving effect to the acquisition as if the acquisition had become effective on July 31, 1998, in the case of balance sheet information presented, and as if the acquisition had become effective at the beginning of the periods indicated, in the case of operations information presented. CLS utilizes a fiscal year which ends on October 31 for reporting purposes, whereas the Bank utilizes a fiscal year which ends on December 31 for such purposes. The financial information presented combines CLS and the Bank with the Bank's interim results presented to coincide with the reporting period of CLS and at their respective year-end reporting periods of October 31 and December 31, respectively.

         The unaudited pro forma condensed combined consolidated financial information set forth in the following tables is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have occurred had the acquisition been consummated on July 31, 1998 or at the beginning of the periods indicated or which may occur in the future.

         Earnings per share calculations for The Berkshire Bank (a non-public bank) for the nine months ended September 30, 1998 and 1997 and the years ended December 31, 1997 and 1996 has not been presented because the presentation is not meaningful.

                    COOPER LIFE SCIENCES, INC. AND SUBSIDIARY
                               THE BERKSHIRE BANK

             Pro Forma Condensed Combined Consolidated Balance Sheet

                             (Dollars in Thousands)

                                                     July 31, 1998   September 30, 1998
                                                      Cooper Life          The             Pro Forma
                                                    Sciences, Inc.    Berkshire Bank      Adjustments         Pro Forma
                                                  ---------------------------------------------------------------------
                           ASSETS
Cash and due from banks                                  $ 66,415         $    728        $ (25,164)           $ 41,979
Interest bearing deposits with banks                           --              397               --                 397
Federal funds sold                                             --            6,650               --               6,650
Securities available-for-sale                                  --           36,037               --              36,037
Securities held-to-maturity                                    --           14,748               --              14,748
Loans receivable, net                                          --           38,994               --              38,994
Accrued interest receivable                                    --              754               --                 754
Premises and fixtures, net                                     --              275               --                 275
Deferred taxes                                                925               --               --                 925
Prepaid expenses and other                                    489              576               --               1,065
Goodwill, net of amortization of $565                          --               --           14,515              14,515
                                                         --------         --------        ---------            --------
Total assets                                             $ 67,829         $ 99,159        $ (10,649)           $156,339
                                                         ========         ========        =========            ========

        LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities                 $  1,018         $    830               --            $  1,848
Income taxes payable                                          462               --               --                 462
Deposits
 Non-interest bearing                                          --            9,160               --               9,160
 Interest bearing                                              --           77,072               --              77,072
Securities sold under agreements to
 repurchase                                                    --            1,500               --               1,500
Deferred income                                                --              199               --                 199
Accrued interest payable                                       --              314               --                 314
                                                         --------         --------         --------            --------
Total liabilities                                           1,480           89,075               --              90,555
                                                         --------         --------         --------            --------

Stockholders' equity
Preferred stock                                                --               --               --                  --
Common stock                                                  256            3,476           (3,476)                256
Additional paid-in capital                                 78,546           12,359          (12,359)             78,546
Accumulated deficit                                        (9,680)          (5,751)           5,186             (10,245)
Common stock in treasury at cost                           (2,773)                                               (2,773)
                                                         --------         --------        ---------            --------
Total stockholders' equity                                 66,349           10,084          (10,649)             65,784
                                                         --------         --------        ---------            --------
                                                         $ 67,829         $ 99,159        $ (10,649)           $156,339
                                                         ========         ========        =========            ========









 See "Notes to Pro Forma Condensed Combined Consolidated Financial Statements."

                    COOPER LIFE SCIENCES, INC. AND SUBSIDIARY
                               THE BERKSHIRE BANK

                          Pro Forma Condensed Combined
                      Consolidated Statement of Operations

                  (Dollars in Thousands, Except Per Share Data)

                            For the Nine Months Ended

                                               July 31, 1998   September 30, 1998
                                                Cooper Life            The           Pro Forma         Pro Forma
                                               Sciences, Inc.     Berkshire Bank    Adjustments       (Unaudited)
                                               ------------------------------------------------------------------
Interest income                                    $  2,457          $  5,450          $    --           $  7,907
Interest expense                                         --             2,771               --              2,771
                                                   --------          --------          -------           --------
Net interest income                                   2,457             2,679               --              5,136
Provision for loan losses                                --                45               --                 45
                                                   --------          --------          -------           --------
Net interest income after provision
  for loan losses                                     2,457             2,634               --              5,091
                                                   --------          --------          -------           --------
Non-interest income:
  Fees and other income                                  --               278               --                278
  Net gain (loss) on sales of
   securities                                        38,909                (7)              --             38,902
                                                   --------          --------          -------           --------
Total non-interest income                            38,909               271               --             39,180
                                                   --------          --------          -------           --------
Non-interest expense:
  General and administrative                            717             1,476               --              2,193
  Amortization of goodwill                               --                --              565                565
  Other                                                  --               667               --                667
                                                   --------          --------          -------           --------
Total non-interest expense                              717             2,143              565              3,425
                                                   --------          --------          -------           --------
Income (loss) before income tax
  expense                                            40,649               762             (565)            40,846

Income tax expense (benefit)                          3,670              (322)              --              3,348
                                                   --------          --------          -------           --------
Net income                                         $ 36,979          $  1,084          $  (565)          $ 37,498
                                                   ========          ========          =======           ========

Net income per share:

  Basic                                              $17.39                                                $17.64
                                                     ======                                                ======

  Diluted                                            $16.37                                                $16.60
                                                     ======                                                ======

Weighted average number of diluted
 shares outstanding                                   2,259                                                 2,259
                                                     ======                                                ======













 See "Notes to Pro Forma Condensed Combined Consolidated Financial Statements."

                    COOPER LIFE SCIENCES, INC. AND SUBSIDIARY
                               THE BERKSHIRE BANK

                          Pro Forma Condensed Combined
                      Consolidated Statement of Operations

                  (Dollars in Thousands, Except Per Share Data)

                                                     For The Year Ended
                                            October 31, 1997    December 31, 1997
                                               Cooper Life            The          Pro Forma     Pro Forma
                                              Sciences, Inc.     Berkshire Bank   Adjustments   (Unaudited)
                                          ----------------------------------------------------------------
Interest income                                    $    788           $ 6,450      $              $ 7,238
Interest expense                                         --             3,278                       3,278
                                                   --------           -------      ------        --------
Net interest income                                     788             3,172                       3,960
Provision for loan losses                                --                60                          60
                                                   --------          --------      ------        --------
Net interest income after provision
 for loan losses                                        788             3,112                       3,900
                                                   --------          --------      ------        --------
Non-interest income:
  Fees and other income                                  --               318                         318
  Net gain on sales of securities                    16,845                25                      16,870
                                                   --------          --------      ------        --------
Total non-interest income                            16,845               343                      17,188
                                                   --------          --------      ------        --------
Non-interest expense:
  General and administrative                            823             2,030                       2,853
  Amortization of goodwill                               --                --         754             754
  Other                                                  --               713                         713
                                                   --------          --------      ------        --------
Total non-interest expense                              823             2,743         754           4,320
                                                   --------          --------      ------        --------
Income (loss) before income tax expense              16,810               712        (754)         16,768
Income tax expense                                      100                --                         100
                                                   --------          --------      ------        --------
Net income                                         $ 16,710          $    712      $ (754)       $ 16,668
                                                   ========          ========      ======        ========

Net income per share:

  Primary                                             $7.45                                         $7.43
                                                      =====                                         =====

  Diluted                                             $7.45                                         $7.43
                                                      =====                                         =====

Weighted average number of diluted
 shares outstanding                                   2,244                                         2,244
                                                      =====                                         =====












 See "Notes to Pro Forma Condensed Combined Consolidated Financial Statements."

                    COOPER LIFE SCIENCES, INC. AND SUBSIDIARY
                               THE BERKSHIRE BANK

                          Pro Forma Condensed Combined
                      Consolidated Statement of Operations

                  (Dollars in Thousands, Except Per Share Data)

                                                      For The Year Ended
                                             October 31, 1996  December 31, 1996
                                                Cooper Life          The          Pro Forma      Pro Forma
                                               Sciences, Inc.   Berkshire Bank   Adjustments    (Unaudited)
                                            ---------------------------------------------------------------
Interest income                                    $     22           $ 4,849      $   --        $  4,871
Interest expense                                        138             2,425          --           2,563
                                                   --------           -------      ------        --------
Net interest income                                    (116)            2,424                       2,308
Provision for loan losses                                --                70          --              70
                                                   --------           -------      ------        --------
Net interest income after provision
 for loan losses                                       (116)            2,354          --           2,238
                                                   --------           -------      ------        --------
Non-interest income:
  Fees and other income                                  --               325          --             325
  Net gain on sales of securities                       722                10          --             732
                                                   --------           -------      ------        --------
Total non-interest income                               722               335          --           1,057
                                                   --------           -------      ------        --------
Non-interest expense:
  General and administrative                            809             1,998          --           2,807
  Amortization of goodwill                               --                --         754             754
  Other                                               2,096               565          --           2,661
                                                   --------           -------      ------        --------
Total non-interest expense                            2,905             2,563         754           6,222
                                                   --------           -------      ------        --------
Income (loss) before income tax expense              (2,299)              126        (754)         (2,927)
Income tax expense                                       --                --          --              --
                                                   --------           -------      ------        --------
Net (loss) income                                  $ (2,299)          $   126      $ (754)       $ (2,927)
                                                   ========           =======      ======        ========

Net income per share:

  Primary                                            $(1.05)                                       $(1.36)
                                                     ======                                        ======

  Diluted                                            $(1.05)                                       $(1.36)
                                                     ======                                        ======

Weighted average number of
 shares outstanding                                   2,149                                         2,149
                                                     ======                                        ======













 See "Notes to Pro Forma Condensed Combined Consolidated Financial Statements."

                    COOPER LIFE SCIENCES, INC. AND SUBSIDIARY
                             AND THE BERKSHIRE BANK

               Notes to Pro Forma Condensed Combined Consolidated
                        Financial Statements (Unaudited)

(1)

         The pro forma financial information presented has been prepared in conformity with generally accepted accounting principles ("GAAP") and prevailing practices within the financial services industry. Under GAAP, the assets and liabilities of the Bank will be combined with those of CLS at book value. In addition, the statements of operations for the Bank will be combined with those of CLS as of the earliest period presented. Certain reclassifications have been included in the pro forma financial statements to conform to CLS's presentation. CLS utilizes a fiscal year which ends on October 31 for reporting purposes, whereas the Bank utilizes a fiscal year which ends on December 31 for such purposes. The unaudited condensed combined consolidated statements of operations for 1997 and 1996 combine CLS and the Bank at their respective year-end periods. The unaudited condensed combined consolidated statements of operations for the nine month period ended July 31, 1998 include the Bank for its nine month period ended September 30, 1998 to conform with the reporting period of CLS.

         Earnings per share calculations for the Bank (a non-public bank) for the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996 has not been presented because the presentation is not meaningful.

(2)

         The pro forma condensed combined consolidated balance sheets reflects the $25.2 million of cash used to purchase 2,396,600 shares of the outstanding Common Stock of the Bank and $15.1 million of goodwill which is being amortized over a twenty year period. Professional fees and other transaction costs, approximately $100,000, have been expensed as incurred as they have minimal effect on pro forma earnings per share. No other purchase accounting adjustments were made to the assets and liabilities of the Bank as of the acquisition date since there were no material differences between the fair values and carrying values on that date.